UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 21, 2003

BLUE MARTINI SOFTWARE, INC.

(Exact name of Registrant as specified in its charter)

Delaware	0-30925	94-3319751
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

2600 Campus Drive

San Mateo, California 94403

(Address of principal executive offices, including zip code)

(650) 356-4000

(Registrant’s telephone number, including area code)

Item 7.	Financial Statements and Exhibits.

(c) Exhibits.

Exhibit	Description of Document

99.1	Press Release, dated October 21, 2003, entitled “Blue Martini Software Announces Financial Results for the Third Quarter of 2003.”

Item 12.	Disclosure of Results of Operations and Financial Condition.

On October 21, 2003, Blue Martini Software, Inc. issued a press release announcing financial results for the third quarter of 2003. A copy of the press release is attached as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BLUE MARTINI SOFTWARE, INC. (Registrant)

Dated: October 21, 2003

By:	/s/ Monte Zweben

Monte Zweben
Chief Executive Officer

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INDEX TO EXHIBITS

`Exhibit	Description of Document

99.1	Press Release, dated October 21, 2003, entitled “Blue Martini Software Announces Financial Results for the Third Quarter of 2003.”

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